                                                    Prospectus dated May 1, 2009

                         [JOHN HANCOCK ANNUITIES LOGO]

                       Revolution Access Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in the deferred payment Variable Annuity Contract listed above that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO"). These Contracts are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, "we," "us," "our," "JHLICO," or "the Company" refers to John Hancock Life Insurance Company.


This Prospectus describes the variable portion of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Sub-Accounts of the JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H (the "Separate Account"). Each Sub-Account invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

JOHN HANCOCK TRUST
500 Index Trust B
Active Bond Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Equity-Income Trust
Financial Services Trust
Global Bond Trust
Health Sciences Trust
High Yield Trust
International Equity Index Trust B
Lifestyle Balanced Trust (formerly, Managed Trust)

JOHN HANCOCK TRUST
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Value Trust
Money Market Trust B
Optimized All Cap Trust
Overseas Equity Trust
Real Estate Securities Trust
Short-Term Bond Trust
Small Cap Growth Trust
Small Cap Index Trust(1)
Small Cap Value Trust

JOHN HANCOCK TRUST
Total Bond Market Trust B
Total Return Trust
Total Stock Market Index Trust
M FUND, INC.
Brandes International Equity Fund(2)
Business Opportunity Value Fund(2)
Frontier Capital Appreciation Fund(2)
Turner Core Growth Fund(2)

(1)   Not available for Contracts issued after April 30, 2003.

(2) Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        JOHN HANCOCK LIFE INSURANCE COMPANY
            ANNUITIES SERVICE CENTER                MAILING ADDRESS
              164 Corporate Drive               Post Office Box 9505
           Portsmouth, NH 03801-6815          Portsmouth, NH 03802-9505
                 (800) 824-0335                  www.jhannuities.com

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS ........................................................  1
II. OVERVIEW ........................................................................  3
III.  FEE TABLES ....................................................................  5
  EXAMPLES ..........................................................................  6
IV.  BASIC INFORMATION ..............................................................  9
  WHAT IS THE CONTRACT? .............................................................  9
  WHO OWNS THE CONTRACT? ............................................................  9
  IS THE OWNER ALSO THE ANNUITANT? ..................................................  9
  HOW CAN I INVEST MONEY IN A CONTRACT? .............................................  9
    Purchase Payments ...............................................................  9
    Initial Purchase Payment ........................................................  9
    Issue Date and Contract Year ....................................................  9
    Limits on Purchase Payments .....................................................  10
    Ways to Make Additional Purchase Payments .......................................  10
    Additional Purchase Payments by Wire ...........................................   10
  HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME? .............  10
    Variable Investment Options .....................................................  10
    Fixed Investment Options ........................................................  11
  WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE? ..................................  11
  TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACT? ..........  11
  WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT? ...............................  11
  HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS? ................................  12
    Allocation of Purchase Payments .................................................  12
    Transfers Among Investment Options ..............................................  12
    Procedure for Transferring Your Assets ..........................................  13
    Telephone and Electronic Transactions ...........................................  13
    Dollar Cost Averaging Program ...................................................  14
    Special Transfer Services - Asset Rebalancing Program ...........................  14
  WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT? ..........................  15
    Asset-Based Charges .............................................................  15
    Annual Contract Fee .............................................................  15
    Premium Taxes ...................................................................  15
    Other charges ...................................................................  16
  HOW CAN I WITHDRAW MONEY FROM MY CONTRACT? ........................................  16
    Surrenders and Partial Withdrawals ..............................................  16
    Signature Guarantee Requirements for Surrenders and Partial Withdrawals..........  17
    Systematic Withdrawal Plan ......................................................  17
    Telephone Withdrawals............................................................  17
  WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY
    DATE? ...........................................................................  17
  WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE TO ME UNDER A CONTRACT?.......  19
    Accumulated Value Enhancement Benefit ...........................................  19
    Guaranteed Retirement Income Benefit ............................................  20
  CAN I RETURN MY CONTRACT? .........................................................  20
V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE PORTFOLIOS ............  21
  THE COMPANY .......................................................................  21
  THE SEPARATE ACCOUNT ..............................................................  21
  THE PORTFOLIOS ....................................................................  22
VI. INFORMATION ABOUT FIXED INVESTMENT OPTIONS ......................................  27
  IN GENERAL ........................................................................  27
  HOW THE FIXED INVESTMENT OPTIONS WORK .............................................  27
VII. THE ACCUMULATION PERIOD ........................................................  29
  YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS .....................................  29
  VALUATION OF ACCUMULATION UNITS ...................................................  29
  VARIABLE INVESTMENT OPTION VALUATION PROCEDURES ...................................  29
  YOUR VALUE IN THE FIXED INVESTMENT OPTIONS ........................................  29
VIII. THE ANNUITY PERIOD ............................................................  30
  MATURITY DATE .....................................................................  30
  CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS .......................................  30
  TRANSFERS DURING THE ANNUITY PERIOD ...............................................  31
  FIXED MONTHLY ANNUITY PAYMENTS ....................................................  31
  ANNUITY OPTIONS ...................................................................  32
IX.  FEDERAL TAX MATTERS ............................................................  33
  INTRODUCTION ......................................................................  33
  OUR TAX STATUS ....................................................................  33
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ......................................  33
  CHARITABLE REMAINDER TRUSTS .......................................................  33
  NONQUALIFIED CONTRACTS ............................................................  33
    Undistributed Gains .............................................................  33
    Taxation of Annuity Payments ....................................................  34
    Surrenders, Withdrawals and Death Benefits ......................................  34
    Taxation of Death Benefit Proceeds ..............................................  34
    Penalty Tax on Premature Distributions ..........................................  35
    Exchanges of Annuity Contracts ..................................................  35
    Puerto Rico Nonqualified Contracts ..............................................  35
    Diversification Requirements ....................................................  35
  QUALIFIED CONTRACTS ...............................................................  36
    Required Minimum Distributions ..................................................  36
    Penalty Tax on Premature Distributions ..........................................  37
    Rollovers and Transfers .........................................................  38
    Withholding on Rollover Distributions ...........................................  38
    Conversions and Rollovers to Roth IRAs ..........................................  39
    Section 403(b) Qualified Plans ..................................................  39
    Loans ...........................................................................  40
    Puerto Rico Contracts Issued to Fund Retirement Plans ...........................  40
  SEE YOUR OWN TAX ADVISER ..........................................................  40
X.  OTHER INFORMATION ...............................................................  41
  ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY ........................................  41
  BENEFICIARY .......................................................................  41
  SPOUSE ............................................................................  41
  PERFORMANCE INFORMATION ...........................................................  41
  REPORTS ...........................................................................  42
  VOTING PRIVILEGES .................................................................  42
  CHANGES TO THE SEPARATE ACCOUNT....................................................  42
  VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES ...............................  42
  DISTRIBUTION OF CONTRACTS .........................................................  43
  STATEMENT OF ADDITIONAL INFORMATION ...............................................  43
  FINANCIAL STATEMENTS ..............................................................  45
APPENDIX A: DETAILS ABOUT OUR FIXED INVESTMENT OPTIONS .............................   A-1
APPENDIX B: OPTIONAL DEATH BENEFITS ................................................   B-1
APPENDIX C: QUALIFIED PLAN TYPES ....................................................  C-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES ..........................................  U-1

                          I. Glossary of Special Terms


The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT:  The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY PERIOD: The period when we make annuity payments to you following the Maturity Date.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 pm Eastern Time.

CODE:  The Internal Revenue Code of 1986, as amended.

COMPANY:  John Hancock Life Insurance Company.

CONTRACT: The Variable Annuity Contracts described by this Prospectus.

CONTRACT ANNIVERSARY:  The anniversary of the date the Contract was issued.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of the Company's assets other than assets in its Separate Account or any other separate account that it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

MATURITY DATE: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NONQUALIFIED CONTRACT:  A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS:  This Prospectus that describes interests in a Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may have elected for an additional charge.

SEPARATE ACCOUNT: John Hancock Variable Annuity Account H. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

SURRENDER VALUE: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of the Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable tax, proportional share of administrative fee and market value adjustment, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material features and benefits of the Contracts in this Prospectus.

The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you exercise any of your rights under the Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of the John Hancock Trust (the "Trust"). The Trust is a so-called "series" type mutual fund registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolios of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that prospectus before selecting any of the Variable Investment Options.

For amounts you don't wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your local jurisdiction. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a "market value adjustment."

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "Contract" as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

SECTION 403(b) QUALIFIED PLANS. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). If you had purchased this Contract for use in a Section 403(b) Qualified Plan, your employer, the Plan's administrator, or the Plan's sponsor may request that we enter into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"). Unless contained in an Information Sharing Agreement, we may receive a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under ss. 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

For more information regarding Section 403(b) Qualified Plans, please see Appendix C: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.


The Contracts were not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE ANNUITIES SERVICE CENTER, FOR ADDITIONAL INFORMATION. You should disregard all references in the Prospectus to benefits that are NOT available in your state.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES APPLICABLE TO BUYING, OWNING AND SURRENDERING A REVOLUTION ACCESS CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AS WELL AS THE FEES AND EXPENSES YOU WILL PAY WHEN YOU MAKE ADDITIONAL PURCHASES UNDER THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

    CONTRACT OWNER TRANSACTION EXPENSES(1)         REVOLUTION ACCESS
--------------------------------------------       -----------------
          Maximum transfer charge(2)                     $ 25

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.

(2) This charge is currently not imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE PORTFOLIO LEVEL.

                               REVOLUTION ACCESS

Maximum Annual Contract Fee (3)                                $ 50
Current Annual Contract Fee (4)                                $ 30

 SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (5)

                                     1.25%

 OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF OUR CONTRACT'S TOTAL VALUE
                          UNLESS OTHERWISE STATED) (6):

Enhanced Death Benefit Rider (7)                              0.25%
Earnings Enhancement ("Beneficiary Tax Relief")
Death Benefit Rider                                           0.25%
Accumulated Value Enhancement                                 Maximum:  1.00%
("CARESolutions Plus") Rider (8)                              Current:  0.40% of your initial Purchase Payment

Guaranteed Retirement Income Benefit Rider (9)                0.30%

(3) This charge is not currently imposed and would only apply to Revolution Access Contracts of less than $50,000.

(4) This charge applies only to Revolution Access Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

(5) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options. The charge does not apply to the guarantee rate account under our dollar-cost averaging value program.

(6) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12 of the annual charge shown in this table.

(7) In certain states (and for Riders issued prior to May 1, 2002), the rate for Enhanced Death Benefit Rider may be lower than the amount shown.

(8) We do not currently impose the maximum charge shown, but reserve the right to do so on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(9)   This Rider is not available for Contracts issued after April 30, 2004.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN A REVOLUTION ACCESS CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                                          MINIMUM  MAXIMUM
-------------------------------------------------------------------------------------------------  -------  -------
Range of expenses that are deducted from Portfolio assets,  including  management fees, and other
expenses                                                                                            0.25%    1.14%

EXAMPLES

The following two examples are intended to help you compare the cost of investing in a Revolution Access Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first example assumes that you invest $10,000 in a contract with all optional benefit Riders that may have been available. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                               MAXIMUM PORTFOLIO LEVEL TOTAL OPERATING EXPENSES

REVOLUTION ACCESS VARIABLE ANNUITY WITH:
Enhanced Death Benefit Rider
Earnings Enhancement Death Benefit Rider
Accumulated Value Enhancement Rider; and
Guaranteed Retirement Income Benefit Rider                               1 YEAR    3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------   ------    -------  -------  --------
If you surrender the Contract at the end of the applicable time period:  $  423    $ 1,278  $ 2,143  $  4,354
If you annuitize, or do not surrender the Contract at the end of the
applicable time period:                                                  $  423    $ 1,278  $ 2,143  $  4,354

The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders for the time periods indicated. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                MINIMUM PORTFOLIO LEVEL TOTAL OPERATING EXPENSES

REVOLUTION ACCESS VARIABLE ANNUITY                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------    ------  -------  -------  --------
If you surrender the Contract at the end of the applicable time period:  $  155  $   480  $   828  $  1,811
If you annuitize, or do not surrender the Contract at the end of the     $  155  $   480  $   828  $  1,811
applicable time period:

The following table describes the operating expenses for each Portfolio, as a percentage of the Portfolio's average net assets for the fiscal year ending December 31, 2008. More detail concerning each Portfolio's fees and expenses is contained in the Portfolio's prospectus and in the notes following the table.


                                                   DISTRIBUTION               ACQUIRED     TOTAL ANNUAL   CONTRACTUAL        NET
                                                   AND SERVICE    OTHER    PORTFOLIO FEES   OPERATING      EXPENSE        OPERATING
PORTFOLIO/SERIES                   MANAGEMENT FEE  (12b-1) FEES  EXPENSES   AND EXPENSES    EXPENSES (1) REIMBURSEMENT(2)  EXPENSES
---------------------------        --------------  ------------  --------  --------------  ------------  ---------------  ----------
JOHN HANCOCK TRUST:
500 INDEX B(3)
Series NAV                              0.47%         0.00%       0.03%        0.00%          0.50%         -0.25%         0.25%
ACTIVE BOND(4)
Series NAV                              0.60%         0.00%       0.04%        0.00%          0.64%          0.00%         0.64%
BLUE CHIP GROWTH(4,5)
Series NAV                              0.81%         0.00%       0.04%        0.00%          0.85%          0.00%         0.85%
CAPITAL APPRECIATION(4)
Series NAV                              0.72%         0.00%       0.04%        0.00%          0.76%          0.00%         0.76%
EQUITY-INCOME(4,5)
Series NAV                              0.81%         0.00%       0.05%        0.00%          0.86%          0.00%         0.86%
FINANCIAL SERVICES(4)
Series NAV                              0.82%         0.00%       0.08%        0.00%          0.90%          0.00%         0.90%
GLOBAL BOND(4,6)
Series NAV                              0.70%         0.00%       0.10%        0.00%          0.80%          0.00%         0.80%
HEALTH SCIENCES(4,5,6)
Series NAV                              1.05%         0.00%       0.08%        0.00%          1.13%          0.00%         1.13%
HIGH YIELD(4)
Series NAV                              0.66%         0.00%       0.06%        0.00%          0.72%          0.00%         0.72%
INTERNATIONAL EQUITY INDEX B(3,7)
Series NAV                              0.53%         0.00%       0.06%        0.00%          0.59%         -0.24%         0.35%
LIFESTYLE BALANCED(8)
Series NAV                              0.04%         0.00%       0.03%        0.76%          0.83%          0.00%         0.83%

                                                   DISTRIBUTION               ACQUIRED     TOTAL ANNUAL   CONTRACTUAL        NET
                                                   AND SERVICE    OTHER    PORTFOLIO FEES   OPERATING      EXPENSE        OPERATING
PORTFOLIO/SERIES                   MANAGEMENT FEE  (12b-1) FEES  EXPENSES   AND EXPENSES    EXPENSES (1) REIMBURSEMENT(2)  EXPENSES
---------------------------        --------------  ------------  --------  --------------  ------------  ---------------  ----------
MID CAP INDEX(4,9)
Series NAV                              0.47%         0.00%       0.03%        0.00%          0.50%          0.00%         0.50%
MID CAP STOCK(4)
Series NAV                              0.84%         0.00%       0.05%        0.00%          0.89%          0.00%         0.89%
MID VALUE(4,5)
Series NAV                              0.98%         0.00%       0.10%        0.00%          1.08%          0.00%         1.08%
MONEY MARKET B(3)
Series NAV                              0.49%         0.00%       0.04%        0.00%          0.53%         -0.24%         0.29%
OPTIMIZED ALL CAP(4)
Series NAV                              0.68%         0.00%       0.06%        0.00%          0.74%          0.00%         0.74%
OVERSEAS EQUITY
Series NAV                              0.98%         0.00%       0.14%        0.00%          1.12%          0.00%         1.12%
REAL ESTATE SECURITIES(4)
Series NAV                              0.70%         0.00%       0.05%        0.00%          0.75%          0.00%         0.75%
SHORT-TERM BOND(4)
Series NAV                              0.59%         0.00%       0.07%        0.00%          0.66%          0.00%         0.66%
SMALL CAP GROWTH(4)
Series NAV                              1.06%         0.00%       0.08%        0.00%          1.14%          0.00%         1.14%
SMALL CAP INDEX(4,9)
Series NAV                              0.49%         0.00%       0.04%        0.00%          0.53%          0.00%         0.53%
SMALL CAP VALUE(4)
Series NAV                              1.06%         0.00%       0.06%        0.00%          1.12%          0.00%         1.12%
TOTAL BOND MARKET B(3,10)
Series NAV                              0.47%         0.00%       0.06%        0.00%          0.53%         -0.28%         0.25%
TOTAL RETURN(4,11)
Series NAV                              0.69%         0.00%       0.06%        0.00%          0.75%          0.00%         0.75%
TOTAL STOCK MARKET INDEX(4,9)
Series NAV                              0.49%         0.00%       0.04%        0.00%          0.53%          0.00%         0.53%

M FUND, INC.(12):
Brandes International Equity Fund       0.68%           --        0.23%          --           0.91%          0.00%         0.91%
Turner Core Growth Fund                 0.45%           --        0.25%          --           0.70%          0.00%         0.70%
Frontier Capital Appreciation Fund      0.90%           --        0.19%          --           1.09%          0.00%         1.09%
Business Opportunity Value Fund         0.63%           --        0.25%          --           0.88%          0.00%         0.88%

FOOTNOTES TO EXPENSE TABLE:

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the Portfolio's average net assets) of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2010 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

(4) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

(5) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.


(6) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.


(7) The "Total Operating Expenses" include fees and expenses which are less than 0.01% that were incurred indirectly by the Portfolios as a result of its investment in other investment companies (e.g. underlying Portfolios) (each, an "Acquired Portfolio"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.


(8) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.

(9) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.

(10) "Other Expenses" does not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

(11) "Other Expenses" reflect the estimate expenses to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(12) For the period from May 1, 2009 to April 30, 2010, the adviser, M Fund, Inc., has contractually agreed to reimburse each Portfolio for any expenses (other than advisory fees, brokerage or other Portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Portfolio's annualized daily average net assets.

                              IV. Basic Information

WHAT IS THE CONTRACT?


The Contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the Contract's Maturity Date. Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity is provided under a master group contract, the term "Contract" as used in this Prospectus refers to the certificate you will be issued and not to the master group contract.


WHO OWNS THE CONTRACT?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person buying the Contract will be the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. We may permit you to name another person as Annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments
We call the investments you make in your Contract Payments or Purchase Payments. The Contract described in this Prospectus is no longer available for sale; however, the minimum initial Purchase Payment requirements for the Contract are outlined in the table below, along with the minimum Purchase Payment for each Additional Purchase Payment into the Contract. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more Additional Purchase Payments to keep the Contract in force.

                                                 MINIMUM
                        MINIMUM    MINIMUM    DIRECT DEPOSIT
                        INITIAL   ADDITIONAL    ADDITIONAL
                        PURCHASE   PURCHASE      PURCHASE
CONTRACT                PAYMENT    PAYMENT       PAYMENT
-----------------       --------  ----------  --------------
Revolution Access       $25,000   $200        $100

Currently, we do not enforce any minimum Additional Purchase Payment amounts, but may do so in the future.

Initial Purchase Payment
When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Issue Date and Contract Year
We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was older than age 84.

Limits on Purchase Payments
You can make Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option, in any one Contract Year may not exceed $1,000,000. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date until the age limit shown below:

                                   YOU MAY NOT MAKE ANY PURCHASE
IF YOUR CONTRACT IS USED TO        PAYMENTS AFTER THE ANNUITANT REACHES
FUND                               AGE
---------------------------        -------------------------------------
A Qualified Plan                   70 1/2 (1)
A Nonqualified Plan                85

----------
(1)   except for a Roth IRA, which has an age limit of 85.

We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments
Additional Purchase Payments made by check or money order must be:

      -     drawn on a U.S. bank,

      -     drawn in U.S. dollars, and

      -     made payable to "John Hancock" and sent to the Annuities Service
            Center.

We credit any Additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the first page of this Prospectus. You can find information about other methods of making Additional Purchase Payments by contacting us.

Additional Purchase Payments by Wire
You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Variable Investment Options
You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options, other than to Portfolios with balanced and diversified investment strategies (see "Portfolio Investment Objectives and Strategies" on page 23, should not be considered a diversified investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

Fixed Investment Options
The amount you've invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, "surrender" or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of Market Value Adjustment ("MVA")".

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "VIII. The Annuity Period," for information about all of these choices you can make.

TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACT?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits of the Contracts in this Prospectus.

Variations in Charges or Rates
We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Variations in Charges or Rates for Eligible Classes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

      - full or partial withdrawals (including surrenders and systematic withdrawals);

      -     payment of any death benefit proceeds; and

      -     periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used, if any; and

      -     the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

Special rules have waived minimum distribution requirements for calendar year 2009 (see "IX. Federal Tax Matters").

CONTRACTS PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN DO NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, ANNUITY LIFETIME INCOME OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

Allocation of Purchase Payments
When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) in which your Purchase Payments will be allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the accumulation period. For limits imposed during the annuity period, please see "Choosing Fixed or Variable Annuity Payments" in "VIII. The Annuity Period."

Transfers Among Investment Options
During the Accumulation Period, you may transfer amounts held in one Investment Option to any other Investment Option. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit (transfers out of a Fixed Investment Option may, however, incur a market value adjustment - either positive or negative).

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose the variable investment option's underlying Portfolio to increased investment portfolio transaction costs (affecting the value of the shares) and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Account, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to any of our Dollar Cost Averaging programs (see below under "Dollar Cost Averaging Programs") or our Strategic Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its fixed investment period, (c) transfers made within a prescribed period before and after a substitution of Portfolios and (d) transfers made during the Annuity Period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the Annuity Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions at any time to restrict trading, including, but not limited to:


      -     restricting the number of transfers made during a defined period;



      -     restricting the dollar amount of transfers;



      - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and


      -     restricting transfers into and out of certain Sub-Accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date, and to reimpose the annual limit of 12 transfers as stated in your Contract.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoid harm to long-term investors. If we are unsuccessful in restricting disruptive frequent trading activity, the Portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

In addition to the transfer restrictions that we impose, the John Hancock Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

DURING THE ANNUITY PERIOD, YOU MAY NOT MAKE ANY TRANSFER THAT WOULD RESULT IN MORE THAN FOUR INVESTMENT OPTIONS BEING USED AT ONCE. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply.

Procedure for Transferring Your Assets
You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:

      -     your name;

      -     daytime telephone number;

      -     Contract number;

      - the names of the Investment Options to and from which assets are being transferred; and

      -     the amount of each transfer.

Your request becomes effective at the close of the Business Day on which we receive it, in proper form, at the Annuities Service Center. Each Business Day ends at the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

      -     any loss or theft of your password; or

      -     any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Dollar Cost Averaging Program
You may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar-cost averaging program:

      - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

      -     you may discontinue the program at any time;

      - the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;

      - automatic transfers to or from Fixed Investment Options are not permitted under this program.

We reserve the right to suspend or terminate the program at any time.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

      - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

      - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

      - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios' prospectuses.

Asset-Based Charges
We deduct Separate Account expenses daily, as an asset-based charge, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. On an annual basis, this charge equals 1.25% of the value of the assets you have allocated to the Variable Investment Options. This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contract may be higher than we expected when we set the level of the Contract's other fees and charges, or that our revenues from such other sources will be less than expected.

Annual Contract Fee
We deduct a $30 annual Contract fee from Contracts of less than $50,000. We deduct this charge at the end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract's total value at the time of surrender is above $50,000.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee to up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

             PREMIUM TAX RATE(1)
STATE OR   QUALIFIED  NONQUALIFIED
TERRITORY  CONTRACTS    CONTRACTS
CA           0.50%        2.35%
GUAM         4.00%        4.00%
ME(2)        0.00%        2.00%
NV           0.00%        3.50%
PR           1.00%        1.00%
SD(2)        0.00%        1.25%(3)
TX(4)        0.04%        0.04%
WV           1.00%        1.00%
WY           0.00%        1.00%

(1)   Based on the state of residence at the time the tax is assessed.

(2)   We pay premium tax upon receipt of Purchase Payment.

(3)   0.80% on Purchase Payments in excess of $500,000.

(4)   Referred to as a "maintenance" tax.

Other charges
If you purchased an optional benefit Rider, we will deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:

OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED) (1)

Accumulated Value Enhancement
("CARESolutions Plus") Rider as a percentage of your initial         Maximum: 1.00%
Purchase Payment)(2)                                                 Current: 0.40%
Earnings Enhancement ("Beneficiary Tax Relief") Death Benefit Rider      0.25%
Enhanced Death Benefit Rider(3)                                          0.25%
Guaranteed Retirement Income Benefit Rider(4)                            0.30%

(1) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(2) We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(3) In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

(4)   This Rider was not available for Contracts issued after April 30, 2004.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals
Prior to your Contract's Maturity Date, if the annuitant is living, you may:

      -     surrender your Contract for a cash payment of its Surrender Value;
            or

      -     make a partial withdrawal of the Surrender Value.

The Surrender Value of a Contract is the Contract Value, minus the annual Contract fee and any applicable premium tax. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "IX. Federal Tax Matters." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a partial withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      -     trading on the New York Stock Exchange is restricted;

      - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

      - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for withdrawal of Contract Value. The transaction may be subject to taxes. If you determine to continue the remaining Contract, we will reduce the benefit under any existing optional benefit Rider to the Contract in accordance with its terms.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "IX. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "IX Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals

(Not Applicable to Contracts Issued in New Jersey)

We require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

      - You are requesting that we mail the amount withdrawn to an alternate address; or

      - You have changed your address within 30 days of the withdrawal request; or

      - You are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How Will the Value of My Investment in the Contract Change Over Time?" and "What Fees and Charges Will be Deducted from My Contract?" The same tax consequences also generally will apply.

You may cancel the systematic withdrawal plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Electronic Transactions" in this Prospectus.

WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?

Death Benefits - In General
The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract's Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.


Distribution Requirements Following Death of Owner
If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

      - If the Contract's designated Beneficiary is your surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act, your spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. See "X. Other Information - Spouse." In that case:

            - we will not pay a death benefit but the total value of your Contract will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders; and

            - under the Contracts, any additional amount that we may credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death.

      - If the Beneficiary is not your surviving spouse or if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in a Contract on the date of your death must be:

            -     paid out in full within five years of your death; or

            - applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your "entire interest" in a Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an earnings enhancement benefit Rider is then in force, the "entire interest" in most states will also include any earnings enhancement death benefit amount that may then be payable. If you are the Owner of a Contract issued in certain states (such as IL or MN), but not the last surviving Annuitant, the "entire interest" equals:

      - the Surrender Value if paid out in full within five years of your death, or

      - the total value of your Contract applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE THE "ENTIRE INTEREST" THAT WILL BE DISTRIBUTED UPON AN OWNER'S DEATH.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN. Any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

DEATH BENEFITS FOLLOWING DEATH OF ANNUITANT. Our payment of the "standard" death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint Annuitants:

      - If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner's death and the Annuitant's death.

      - If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

      - If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the Annuitant's death.

      - If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

In certain states, such as IL and MN, the death benefit under the Contracts is payable only upon an Annuitant's death. YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE WHEN A "STANDARD" DEATH BENEFIT IS PAYABLE.

If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

STANDARD DEATH BENEFIT. The standard death benefit under the Contracts is the greater of:

      - the total value of your Contract, adjusted by any then-applicable market value adjustment; or

      - the total amount of Purchase Payments made, minus any partial withdrawals.

ENHANCED DEATH BENEFIT RIDERS. We offered several optional death benefit Riders under the Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.

We offered an "Enhanced" Death Benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an "Earnings Enhancement" Death Benefit Rider to if each Owner and each Annuitant was under age 75 at the time of purchase. The "Earnings Enhancement" Death Benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans.

We provide a general description of each of these Riders in Appendix B to this Prospectus.

Calculation and Payment of Death Benefit Values.
We calculate the death benefit value as of the day we receive, in proper order at the Annuities Service Center:

      -     proof of death before the Contract's date of maturity; and

      -     any required instructions as to method of settlement.

We will generally pay the death benefit in a "lump-sum" under our current administrative procedures to the Beneficiary you chose, unless

      - the death benefit is payable because of the Owner's death, the designated Beneficiary is the Owner's spouse, and he or she elects to continue the Contract in force; or

      - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options."

We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Delay of Certain Payments" in the Statement of Additional Information). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

You can find more information about optional methods of settlement under "Annuity Options."

WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE TO ME UNDER A CONTRACT?

Accumulated Value Enhancement Benefit
If you elected this benefit when you purchased a Contract, we will make a contribution to the total value of the Contract on a monthly basis if the covered person (who must be an Owner and the Annuitant):

      - is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, and

      -     is receiving certain qualified services described in the Rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the Contract. However, the benefit contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the total value of the Contract can be increased by this benefit (the "benefit limit"). The Rider must be in effect for 7 years before any increase will occur.


You could elect this Rider only when you applied for the Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by JHLICO and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See "Limits on Purchase Payments" for a general description of other Purchase Payment limits under the Contract.)


There is a monthly charge for this rider as described in the Fee Tables.

The Rider will terminate if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the total value of the Contract falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge will terminate when the Rider terminates.

If you choose to continue the Rider after the Contract's Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this rider may be referred to as "CARESolutions Plus." The Rider was not available in FL, ND, NY and OR.

You should carefully review the tax considerations for optional benefit riders under "IX. Federal Tax Matters" in this Prospectus.

Guaranteed Retirement Income Benefit

CONTRACTS ISSUED BEFORE MAY 1, 2004 MAY HAVE BEEN ISSUED WITH A GUARANTEED RETIREMENT INCOME BENEFIT RIDER:

If you elected this benefit, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

      - The Maturity Date must be within the 30 day period following a Contract anniversary.

      - If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant's 60th birthday and on or before the Annuitant's 90th birthday.

      - If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant's 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.

If you decided to add this Rider to your Contract, and if you ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option
A: Life Annuity with Payments for a Guaranteed Period" described below under "Annuity Options." The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant's age at the annuity date and whether your Contract is purchased in connection with a tax-qualified plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.

We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal. After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you've held your Contract for 10 years, you can terminate the Rider by written request.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to JHLICO or to the JHLICO representative who delivered the Contract to you.


In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, adjusted by any then- applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, you would have received a refund of any Purchase Payments you would have paid, if that amount were higher. The date of cancellation would have been the date we received the Contract.

    V. General Information about Us, the Separate Account and the Portfolios

THE COMPANY

We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. We are located at 601 Congress Street, Boston, Massachusetts 02210. We also have an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815. We are authorized to transact life insurance and annuity business in all states and the District of Columbia.

On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, the Company's ultimate parent is now Manulife Financial Corporation.

On July 29, 2008, the Board of Directors of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") unanimously voted to authorize the company to enter into an agreement to merge with two of its affiliates, JHLICO and John Hancock Variable Life Insurance Company ("JHVLICO"). The Merger Agreement, which has also been authorized by the Boards of Directors of JHLICO and JHVLICO, is subject to the applicable regulatory approvals for insurance regulators in Massachusetts and Michigan and in the other jurisdictions where the companies are licensed. The Merger Agreement, if approved, will become effective in 2009 or such other time as may be agreed by the parties. Pursuant to the terms of the Merger Agreement, JHLICO and JHVLICO would cease to exist, and the companies' assets and obligations would be assumed by John Hancock USA.

RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of JHLICO. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Sub-Accounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts.

We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:

      - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;

      - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;

      -     various indices that are unmanaged;

      - currently taxable and tax deferred investment programs, based on selected tax brackets.

Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.

THE SEPARATE ACCOUNT

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Variable Annuity Account H (the "Separate Account"). Please refer to your Contract. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Variable Annuity Account H under Massachusetts law. The Separate Account's assets, including the Portfolios' shares, belong to JHLICO. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against us.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contract are general corporate obligations of ours. Assets of our Separate Account may not be charged with liabilities arising out of any of our other business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Account is registered as a unit investment trust under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Trust or in shares of corresponding Portfolios of M Fund, Inc.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain qualified pension, retirement or college savings plans.

Investment Management
The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses
The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.

The John Hancock Trust and M Fund, Inc. are each a so-called "series" type mutual fund and each is registered under the 1940 Act as an open-end management investment company.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Fund-of-Funds
The John Hancock Trust's Lifestyle Balanced Trust is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for the John Hancock Trust's Lifestyle Balanced Trust contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

Portfolio Investment Objective and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.


                               JOHN HANCOCK TRUST
  We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


CAPITAL GUARDIAN TRUST COMPANY
      Overseas Equity Trust                            Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

DAVIS SELECTED ADVISERS, L.P.
      Financial Services Trust
                                                       Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

DECLARATION MANAGEMENT & RESEARCH LLC
      Active Bond Trust (1)                            Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

      Total Bond Market Trust B                        Seeks to track the performance of the Barclays Capital U.S. Aggregate Bond
                                                       Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

      Short-Term Bond Trust                            Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with an average credit quality rating of "A" or "AA" and a weighted average effective maturity between one and three years, and no more than 15% of the Portfolio's net assets will be invested in high yield bonds.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
      Real Estate Securities Trust(2)                  Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

                               JOHN HANCOCK TRUST
  We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


JENNISON ASSOCIATES LLC
      Capital Appreciation Trust                       Seeks long-term growth of capital. To do this, the Portfolio invests at least
                                                       65% of its total assets in equity and equity-related securities of companies that are attractively valued and have above-average growth prospects.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
      500 Index Trust B                                Seeks to approximate the aggregate total return of a broad-based U.S.
                                                       domestic equity market index. To do this, the Portfolio invests at least 80%
                                                       of its net assets in the common stocks in the S&P 500(R) index and securities that as a group will behave in a manner similar to the index.(3)

      Lifestyle Balanced Trust (4)                     Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund-of-funds and normally invests approximately 40% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 60% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

      Mid Cap Index Trust                              Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400(R) index(3) and securities that as a group behave in a manner similar to the index.

      Money Market Trust B                             Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality,
                                                       U.S. dollar denominated money market instruments.

                                                       Note: The returns of a Money Market Subaccount in your Contract may become extremely low or possibly negative if the interest rates earned by the underlying Money Market Portfolio are not sufficient to offset Contract expense deductions.

      Optimized All Cap Trust                          Seeks long-term growth of capital. To do this, the Portfolio invests at least
                                                       65% of its total assets in equity securities of large-, mid- and small-cap
                                                       U.S. companies with strong industry position, leading market share, proven management and strong financials.

      Small Cap Index Trust                            Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000(R) Index(5)
                                                       and securities that will as a group behave in a manner similar to the index.

      Total Stock Market Index Trust                   Seeks to approximate the aggregate total return of a broad-based U.S.
                                                       domestic equity market index. To do this, the Portfolio invests at least 80%
                                                       of its net assets in the common stocks in the Wilshire 5000(R) Total Market
                                                       Index(6) and securities that as a group will behave in a manner similar to the index.

                               JOHN HANCOCK TRUST
  We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
      Global Bond Trust                                Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least
                                                       80% of its net assets in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

      Total Return Trust                               Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least
                                                       65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives.

SSGA FUNDS MANAGEMENT, INC.
      International Equity Index Trust B               Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. To do this, the Portfolio invests at least 80%
                                                       of its assets in securities listed in the Morgan Stanley Capital
                                                       International All Country World Excluding U.S. Index,(7) or American
                                                       Depository Receipts or Global Depository Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC.
      Blue Chip Growth Trust                           Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries.

      Equity-Income Trust                              Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.


      Health Sciences Trust                            Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

      Mid Value Trust                                  Seek long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.


WELLINGTON MANAGEMENT COMPANY, LLP
      Mid Cap Stock Trust                              Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

                               JOHN HANCOCK TRUST
   We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


WELLINGTON MANAGEMENT COMPANY, LLP (CONTINUED)
      Small Cap Growth Trust                           Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

      Small Cap Value Trust                            Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
      High Yield Trust(8)                              Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. Government and foreign securities.



                                  M FUND, INC.
    (We show the Portfolio's manager in bold above the name of the Portfolio)

BRANDES INVESTMENT PARTNERS, LLC
     Brandes International Equity Fund(9)             Seeks to provide long-term capital appreciation.

IRIDIAN ASSET MANAGEMENT LLC
     Business Opportunity Value Fund(9)               Seeks to provide long-term capital appreciation.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC
     Frontier Capital Appreciation Fund(9)            Seeks to provide maximum capital appreciation.

TURNER INVESTMENT PARTNERS, INC.
     Turner Core Growth Fund(9)                       Seeks to provide long-term capital appreciation.

----------

(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.

(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $3.2 million to $3.7 billion.

(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2008, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from $1 million to $385 billion.

(7) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.

(8) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

(9) Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

                 VI. Information About Fixed Investment Options

IN GENERAL

All of JHLICO's general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to any Fixed Investment Option belong to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the rate of the Fixed Investment Option you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options is, however, subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

HOW THE FIXED INVESTMENT OPTIONS WORK

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Options, we will automatically transfer its total value to the Money Market Variable Investment Option under your Contract, unless you elect to:

      -     withdraw all or a portion of any such amount from the Contract;

      - allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or

      - allocate all or a portion of such amount to one or more of the Variable Investment Options.

You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration (45 days for Contracts issued in NY). The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.

We currently make available Fixed Investment Options with durations of five years. For contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract's Maturity Date, your Maturity Date will automatically be changed to the Annuitant's 95th birthday (90th for Contracts issued in NY), or a later date, if we approve. We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.

Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.

You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered, at any time by calling the Annuities Service Center.

Calculation of Market Value Adjustment ("MVA")
If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

      - death benefits pursuant to your Contract (not applicable to Contracts issued in NY);

      -     amounts you apply to an Annuity Option; and

      -     amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the Surrender Value of the Contract.

Here is how the MVA works:

We compare:

      - the guaranteed rate of the Fixed Investment Option from which the assets are being taken WITH

      - the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than 1/2 % ( 1/4% for Contracts issued in FL and NY), the market value adjustment produces an increase in your Contract's value.

If the first rate does not exceed the second by at least 1/2 % ( 1/4% for Contracts issued in FL and NY), the market value adjustment produces a decrease in your Contract's value.

For this purpose, we consider that the amount withdrawn from a Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on Market Value Adjustments
In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest we credit on a Fixed Investment Option up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

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                          VII. The Accumulation Period

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each premium payment or transfer that you allocate to a Variable Investment Option purchases accumulation units of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction
                                   DIVIDED BY
               value of one accumulation unit for the applicable
                 Variable Investment Option at the time of such
                                  transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under "Variable Investment Option Valuation Procedures.")

Therefore, at any time prior to the Maturity Date, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

                  number of accumulation units in the Variable
                               Investment Options
                                  MULTIPLIED BY
                value of one accumulation unit for the applicable
                     Variable Investment Option at that time

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for daytime trading. Each Business Day ends at the close of daytime trading for the day on that exchange (usually 4:00 p.m. Eastern Time). On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

YOUR VALUE IN THE FIXED INVESTMENT OPTIONS

On any date, the total value of your Contract in a Fixed Investment Option equals:

      - the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option, MINUS

      - the amount of any withdrawals or transfers paid out of the Fixed Investment Option, MINUS

      - the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

      - the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

      - the amount of any charges and fees deducted from that Fixed Investment Option, PLUS

      - interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

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

                            VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity date, the payments are made to the younger of them.

MATURITY DATE

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a contract. Unless we otherwise permit, the Maturity Date must be:

      - at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and

      - no later than the maximum age specified in your Contract (normally age 95; in NY it's the later of age 90 or 10 years after the date we issued your Contract).


Subject always to these requirements, you may subsequently change the Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see "IX. Federal Tax Matters"). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.


NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), pro-rata based on the amount of the total value of your Contract that you have in each.

We will make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to Fixed Investment Options.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for the 10 year period (discussed under "Annuity Options").

Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is less than $5,000, you may only select Option A: "Life Annuity with Payments for a Guaranteed Period" for the 10 year period as an Annuity Option, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total surrender value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

      -     you have not made an election prior to the Annuitant's death;

      - the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

      - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

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

Variable Monthly Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro-rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent variable annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:

      - We calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

      - If that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

      - If the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for daytime trading. Each Business Day ends at the close of daytime trading for the day on that exchange (usually 4:00 p.m. Eastern Time). On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate
The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

TRANSFERS DURING THE ANNUITY PERIOD

Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of ANNUITY UNITs being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new sub-account selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the FIXED ANNUITY Option as of the date of maturity. We then subtract any applicable premium tax charge, if applicable, and divide the difference by $1,000.

We then multiply the result by the greater of:

      - the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

      - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

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

ANNUITY OPTIONS

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to Contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C: JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D: JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E: LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F: INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G: INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:

      - Option A: "Life Annuity with Payments for a Guaranteed Period" for the 5 year period and

      -     Option B: "Life Annuity without Further Payment on Death of Payee."

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

                             IX. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments
When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment until you have recovered your entire investment in the Contract. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

As mentioned above, amounts received in either a partial withdrawal or full surrender are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in either a partial withdrawal or full surrender could be greater or less depending on how the market value adjustment is treated.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

      - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

      - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

      - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

      - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

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

      - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - attributable to the Contract Owner becoming disabled (as defined in the tax law);

      - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

      - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

      -     made under a single-premium immediate annuity contract; or

      - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit). If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.


Puerto Rico Nonqualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISER. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings

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that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan, including IRAs)

The Contracts are also available for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix C of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions


Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.

In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.

If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.

The Act does not change:

      - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and

      -     any RMD for calendar years after 2009.

In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.


Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read this Prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.


You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.

Call or write us at the Annuities Service Center listed on the first page of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.

Please consult your tax advisor to determine how the Act affects your RMDs.

Penalty Tax on Premature Distributions


There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity (or, an "IRA"), including a SIMPLE IRA, the penalty tax does not apply to a payment:


      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Rollovers and Transfers

If permitted under your plan, you may make take a distribution:

      - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

      - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

      - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA;

      - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you and falls within the definition of "spouse" under the federal Defense of Marriage Act, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.

Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions
Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available to Me Under a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you, if you wish to purchase a Qualified Contract. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU PURCHASED A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

      -     you have adjusted gross income over $100,000; or

      -     you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available to Me Under a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix C or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

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                              X. Other Information

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. You choose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

      -     the rights of any assignees of record; and

      -     certain other conditions referenced in the Contract.

An assignment, pledge, or other transfer may be a taxable event. See "IX. Federal Tax Matters" above. Therefore, you should consult a competent tax adviser before taking any such action.

BENEFICIARY

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

SPOUSE

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

      - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period, and

      -     the value at the end of such period.

At the Separate Account level, total return reflects adjustments for any:

      -     mortality and expense risk charges; and

      -     annual Contract fee.

Total return at the Separate Account level does not, however, reflect any premium tax charges or any charges for optional benefit Riders. Total return at the Separate Account level will be lower than that at the Trust level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any Contract fee, and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market Investment Option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax charge or any charge for optional benefit Riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.

VOTING PRIVILEGES

At meetings of the Trust shareholders, we will generally vote all the shares of each Portfolio that we hold in the Separate Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

CHANGES TO THE SEPARATE ACCOUNT

We reserve the right, subject to applicable law, including any required shareholder approval,

      - to transfer assets that we determine to be your assets from the Separate Account to another separate account or Investment Option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions;

      -     to add or delete Variable Investment Options;

      -     to change the underlying investment vehicles;

      -     to operate the Separate Account in any form permitted by law; and

      - to terminate the Separate Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

      -     the size of the initial Purchase Payment;

      -     the size of the group or class;

      - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted;

      - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

      - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced; or

      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Our Statement of Additional Information provides additional information about the Contract and the Separate Account, including information on our history, services provided to the Separate Account and legal and regulatory matters. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contract and the Separate Account. We list the Table of Contents of the Statement of Additional Information below.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
Statement of Additional Information
Table of Contents

                                                                       page of SAI
General Information and History .....................................        1
Accumulation Unit Values ............................................        1
Services ............................................................        1
  Independent Registered Public Accounting Firm .....................        1
  Principal Underwriter .............................................        1
  Special Compensation and Reimbursement Arrangements ...............        1
    Sales and Asset-Based Payments ..................................        4
    Administrative and Processing Support Payments ..................        4
    Other Payments ..................................................        4
Calculation of Performance Data .....................................        6
  Money Market Variable Investment Options ..........................        6
  Other Investment Options ..........................................        6
    "Standardized" Total Return .....................................        6
    "Non-Standardized" Performance ..................................        6
Other Performance Information .......................................        6
Table of State Variations ...........................................        6
Qualified Plan Types ................................................        8
  Traditional IRAs ..................................................        8
  Roth IRAs .........................................................        8
  Simple IRA Plans ..................................................        9
  Simplified Employee Pensions (SEP-IRAs) ...........................        9
  Section 403(b) Qualified Plans or Tax-Sheltered Annuities .........       11
  Restrictions Under the Texas Optional Retirement Program ..........       11
  Corporate and Self-Employed ("HR 10 and "Keogh") Pension
    and Profit-Sharing Plans ........................................       11
  Deferred Compensation Plans of State and Local Governments
    and Tax-Exempt Organizations ....................................       12
Calculation of Annuity Payments .....................................       12
  Calculation of Annuity Units ......................................       13
    Annuity Unit Values .............................................       13
  Mortality Tables ..................................................       13
Additional Information About Determining
Unit Values .........................................................       14
  Net Investment Rate ...............................................       14
  Adjustment of Units and Values ....................................       14
  Hypothetical Example Illustrating the Calculation of Accumulation
    Unit Values and Annuity Unit Values .............................       14
Purchases and Redemptions of Portfolio Shares .......................       14
The Separate Account ................................................       14
Delay of Certain Payments ...........................................       15
Liability for Telephone Transfers ...................................       15
Voting Privileges ...................................................       15
Legal and Regulatory Matters ........................................       16
Financial Statements ................................................       17

FINANCIAL STATEMENTS

The Statement of Additional Information also contains the Company's financial statements as of the years ended 2007 and 2008, and its Separate Account's financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

             APPENDIX A: Details About Our Fixed Investment Options

INVESTMENTS THAT SUPPORT OUR FIXED INVESTMENT OPTIONS
We back our obligations under the Fixed Investment Options with JHLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

      -     corporate bonds;

      -     mortgages;

      -     mortgage-backed and asset-backed securities; and

      -     government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative Contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

NO FIXED INVESTMENT OPTIONS OR MARKET VALUE ADJUSTMENTS IN OR AND WA CONTRACTS Fixed Investment Options are NOT available as Investment Options in Contracts issued in OR and WA. Owners of affected Contracts may allocate Purchase Payments and transfer Contract Value only to the Variable Investment Options. We will not apply a "market value adjustment" or "MVA" to proceeds of such Contracts. Owners of such Contracts should disregard all references to these terms in the Prospectus.

GUARANTEED INTEREST RATES
We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

      -     receive your Purchase Payment;

      -     effectuate your transfer; or

      -     renew your Fixed Investment Options.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option by a factor expressed by the following formula:

                            (1 + g) / (1 + c + 0.005)(n/12) - 1

where:

G is the guaranteed rate in effect for the current Fixed Investment Option.

C is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

N is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains,

N equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

For Contracts issued in FL and NY, we use the following formula instead:

                            (1 + g) / (1 + c + 0.0025)(n/12) - 1

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Premium payment                                 $10,000
Guarantee period                                5 years
Time of withdrawal or transfer                  beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                 $10,816
Guaranteed rate (g)                             4%
Guaranteed rate for new 3 year guarantee (c)    3%
Remaining guarantee period (n)                  36 months

Maximum positive adjustment: $10,000 x (1.04(2) - 1.03(2)) = $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

MARKET VALUE ADJUSTMENT:

           10,816 X [(1 + 0.04) / (1 + 0.03 + 0.005)(36/12) - 1] = 157.51

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

For Contracts issued in FL and NY, assume that the Guaranteed rate (g) is 3.50%, and determine the amount withdrawn or transferred (adjusted for market value adjustment) as follows:

          10,712 X [(1 + 0.035) / (1 + 0.03 + 0.0025)(36/12) - 1] = $78.00

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78 = $10,790

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Premium payment                                    $10,000
Guarantee period                                   5 years
Time of withdrawal or transfer                     beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                    $11,025
Guaranteed rate (g)                                5%
Guaranteed rate for new 3 year guarantee (c)       5.5%
Remaining guarantee period(n)                      36 months

Maximum negative adjustment: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609,or $11,025 - $416)

MARKET VALUE ADJUSTMENT:

          11,025 X [(1 + 0.05) / (1 + 0.055 + 0.005)(36/12) - 1] = -309.09


Amount withdrawn or transferred (adjusted for market value adjustment): $11,025
- $309.09 = $10,715.91

For Contracts issued in FL and NY, we would use the following equation instead:


              11,025 X [(1 + 0.05) / (1 + 0.055 + 0.0025)(36/12) - 1] = -$232.92

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                      $10,000
Existing guarantee period                            5 years
Time of withdrawal or transfer                       beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                      $11,025
Guaranteed rate (g)                                  5%
Guaranteed rate for new 3 year guarantee (c)         3%
Remaining guarantee period(n)                        36 months

Amount of excess interest: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

MARKET VALUE ADJUSTMENT:


                11,025 X [(1 + 0.05) / (1 + 0.03 + 0.005)(36/12) - 1] = 486.33

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.

For Contracts issued in FL and NY, we would use the following equation instead:


               11,025 X [(1 + 0.05) / (1 + 0.03 + 0.0025)(36/12) - 1] = $570.15

In this case, the market value adjustment also exceeds the amount of excess interest of $416, so the actual market value adjustment is $416.

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                      $10,000
Guarantee period                                     5 years
Time of withdrawal or transfer                       beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                      $10,816
Guaranteed rate (g)                                  4%
Guaranteed rate for new 3 year guarantee (c)         7%
Remaining guarantee period(n)                        36 months

Amount of excess interest: $10,000 x (1.04(2) - 1.03(2)) = $207
(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

MARKET VALUE ADJUSTMENT:


               10,816 X [(1 + 0.04) / (1 + 0.07 + 0.005)(36/12) - 1] = -1,022.42

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609

For Contracts issued in FL and NY, we would use the following equation instead:


               10,816 X [(1 + 0.04) / (1 + 0.07 + 0.0025)(36/12) - 1] = -$953.78

In this case, since the market value adjustment also exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

----------
* All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

                       APPENDIX B: Optional Death Benefits

You may have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:

      -     only if the Rider was available in your state;
      -     only when you applied for the Contract;
      - if you elected the Enhanced Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and
      - if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.

We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.

As long as an optional death benefit Rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

      -     the Contract's Maturity Date; or
      -     upon your surrendering the Contract; or
      - a change of ownership, except where a spousal Beneficiary continues the Rider after an Owner's death (we explain Contract continuation by a spouse in the "Distributions Following Death of Owner" section).

In addition, you may terminate the Enhanced Death Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the first page of this Prospectus. If you purchased an Earnings Enhancement Death Benefit Rider, however, you CANNOT request us to terminate the Rider and its charges.

ENHANCED DEATH BENEFIT RIDER

Under this benefit, we will pay the greatest of:

      -     the standard death benefit,
      - the amount of each Purchase Payment you have paid (but not including any extra credits), accumulated at 5% effective annual interest during the benefit's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or
      - the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The benefit's "measuring period" includes only those Contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81. The benefit's "measuring life" is:

      - the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;
      - the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;
      - the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date;
      - the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we will generally consider that person to be an "Owner" instead of an "Annuitant" for purposes of determining the benefit's measuring life.

The Enhanced Death Benefit Rider that we offered in IL, MN, NY and WA differs from that described above, and the charge assessed under Contracts issued in those states with this Rider may differ from the current optional benefit Rider charge shown in the Fee Tables section of the Prospectus. Under the Rider available NY and WA, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your Contract as of any anniversary of your Contract during the Rider's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your Contract as of the date we receive proof of death. In IL and MN, the benefit is based on the life of the Annuitant.

For Contracts issued in IL, MN, NY, ND, OR and WA, the annual charge for the Enhanced Death Benefit Rider is 0.15% of your Contract's total value. We assess 1/12th of this charge monthly. For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. This Rider (and related charges) will terminate on the Contract's date of maturity, upon your surrendering the Contract, or upon your written request that we terminate it.

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO YOUR CONTRACT.

You should carefully review the tax considerations for optional benefits on page 33 before selecting this optional benefit .

EARNINGS ENHANCEMENT DEATH BENEFIT RIDER
(not available for Contracts issued to Qualified Plans or for Contracts issued in IL, MN, ND, OR, NY and WA.)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchase the benefit. In certain marketing materials, this benefit may be referred to as the "Beneficiary Tax Relief" benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

      - if all of the Owners and the Annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount will be 40% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 80% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death;
      - if any of the Owners or the Annuitant is age 70 or older on the date your benefit is issued, the earnings enhancement amount will be 25% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 50% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death; but
      - if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

"Net Purchase Payments," for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. "Adjusted Net Purchase Payments" means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the decedent's death (excluding the initial Purchase Payments).

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO YOUR Contract.

Examples of Earnings Death Benefit Calculation

The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

EXAMPLE 1 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH STANDARD DEATH BENEFIT, NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PURCHASE PAYMENTS

Assume:

      -     You elect the Earnings Enhancement Death Benefit Rider (but not the
            Enhanced Death Benefit Rider) when you purchased your Contract,
      -     At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial premium of $100,000,
      -     You allocate the premium to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,
      -     We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when the total value of your Contract is $180,000.

CALCULATION OF STANDARD DEATH BENEFIT

We compare the total value of your Contract ($180,000, with no market value adjustment) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you and the Annuitant were both under age 70 when the Rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

The total death benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

EXAMPLE 2 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH ENHANCED DEATH BENEFIT, ADJUSTED FOR WITHDRAWAL AND ADDITIONAL PREMIUM

Assume:

      - You elect the Earnings Enhancement Death Benefit Rider and the Enhanced Death Benefit Rider when you purchase your Contract,
      - At the time of purchase, you are over age 70 and you pay an initial premium of $100,000,
      - You allocate the premium to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,
      - On the seventh anniversary of your Contract, your total value in the Contract is $175,000, which is the highest value on any anniversary date,
      - On the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000,
      - On the eighth anniversary of your Contract, the total value of your Contract is $110,000, and you make an Additional Purchase Payment of $10,000 at the end of the eighth year of your Contract,
      - We determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when the total value of your Contract is $120,000.

CALCULATION OF ENHANCED DEATH BENEFIT
In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your Contract on the date the death benefit is determined.

Calculation of Premium Roll-up - We calculate the amount of each premium you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial premium, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second premium is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.

Calculation of Highest Anniversary Value - We determine the highest anniversary value of your Contract on any anniversary date during the Rider's measuring period ($175,000), plus any premiums since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

The total value of your Contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT
Because you were over age 70 when the Rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total death benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE 33 BEFORE SELECTING ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

                        APPENDIX C: Qualified Plan Types


          PLAN TYPE
-----------------------------
       TRADITIONAL IRAS          Section 408 of the Code permits eligible
                                 individuals to contribute to an individual
                                 retirement program known as an Individual
                                 Retirement Annuity or IRA (sometimes referred
                                 to as a traditional IRA to distinguish it from
                                 the Roth IRA discussed below). IRAs are subject
                                 to limits on the amounts that may be
                                 contributed and deducted, the persons who may
                                 be eligible and the time when distributions may
                                 commence. Also, distributions from certain
                                 other types of qualified retirement plans may
                                 be rolled over on a tax-deferred basis into an
                                 IRA. The Contract may not, however, be used in
                                 connection with an Education IRA under Section
                                 530 of the Code. In general, unless you have
                                 made non-deductible contributions to your IRA,
                                 all amounts paid out from a traditional IRA
                                 contract (in the form of an annuity, a single
                                 sum, death benefits or partial withdrawal), are
                                 taxable to the payee as ordinary income.

          ROTH IRAS              Section 408A of the Code permits eligible
                                 individuals to contribute to a type of IRA
                                 known as a Roth IRA. Roth IRAs are generally
                                 subject to the same rules as non-Roth IRAs, but
                                 they differ in certain significant respects.
                                 Among the differences are that contributions to
                                 a Roth IRA are not deductible and qualified
                                 distributions from a Roth IRA are excluded from
                                 income.

       SIMPLE IRA PLANS          In general, under Section 408(p) of the Code a
                                 small business employer may establish a SIMPLE
                                 IRA retirement plan if the employer employed no
                                 more than 100 employees earning at least $5,000
                                 during the preceding year. Under a SIMPLE IRA
                                 plan both employees and the employer make
                                 deductible contributions. SIMPLE IRAs are
                                 subject to various requirements, including
                                 limits on the amounts that may be contributed,
                                 the persons who may be eligible, and the time
                                 when distributions may commence. The
                                 requirements for minimum distributions from a
                                 SIMPLE IRA retirement plan are generally the
                                 same as those discussed above for distributions
                                 from a traditional IRA. The rules on taxation
                                 of distributions are also similar to those that
                                 apply to a traditional IRA with a few
                                 exceptions.

    SIMPLIFIED EMPLOYEE          Section 408(k) of the Code allows employers to
    PENSIONS (SEP - IRAS)        establish simplified employee pension plans for
                                 their employees, using the employees' IRAs for
                                 such purposes, if certain criteria are met.
                                 Under these plans the employer may, within
                                 specified limits, make deductible contributions
                                 on behalf of the employees to IRAs. The
                                 requirements for minimum distributions from a
                                 SEP - IRA, and rules on taxation of
                                 distributions from a SEP - IRA, are generally
                                 the same as those discussed above for
                                 distributions from a traditional IRA.

   SECTION 403(b) QUALIFIED      Section 403(b) of the Code permits public
         PLANS OR                school employees and employees of certain types
   TAX-SHELTERED ANNUITIES       of tax-exempt organizations to have their
                                 employers purchase annuity contracts for them
                                 and, subject to certain limitations, to exclude
                                 the Purchase Payments from gross income for tax
                                 purposes. There also are limits on the amount
                                 of incidental benefits that may be provided
                                 under a tax-sheltered annuity. These Contracts
                                 are commonly referred to as "tax-sheltered
                                 annuities." We currently are not offering this
                                 Contract for use in a Section 403(b) Qualified
                                 Plan except under limited circumstances.

     CORPORATE AND SELF-         Sections 401(a) and 403(a) of the code permit
   EMPLOYED PENSION  AND         corporate employers to establish various types
PROFIT-SHARING PLANS (H.R. 10    of tax-deferred retirement plans for employees.
        AND KEOGH)               The Self-Employed Individuals' Tax Retirement
                                 Act of 1962, as amended, commonly referred to
                                 as "H.R. - 10" or "Keogh," permits
                                 self-employed individuals to establish
                                 tax-favored retirement plans for themselves and
                                 their employees. Such retirement plans may
                                 permit the purchase of annuity contracts in
                                 order to provide benefits under the plans,
                                 however, there are limits on the amount of
                                 incidental benefits that may be provided under
                                 pension and profit sharing plans.

   DEFERRED COMPENSATION         Section 457 of the Code permits employees of
 PLANS OF STATE AND LOCAL        state and local governments and tax-exempt
   GOVERNMENTS AND TAX-          organizations to defer a portion of their
   EXEMPT ORGANIZATIONS          compensation without paying current taxes. The
                                 employees must be participants in an eligible
                                 deferred compensation plan. A Section 457 plan
                                 must satisfy several conditions, including the
                                 requirement that it must not permit
                                 distributions prior to your separation from
                                 service (except in the case of an unforeseen
                                 emergency). When we make payments under a
                                 Section 457 Contract, the payment is taxed as
                                 ordinary income.


For more detailed information about these plan types, you may request a Statement of Additional Information.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contract described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.


We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See "III. Fee Tables" in the Prospectus for additional information on these charges.)


The table contains information on Revolution Access Accumulation Units for each investment option that was available during the period shown.

Revolution Access

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                            ACCUMULATION UNIT VALUES
                       REVOLUTION ACCESS VARIABLE ANNUTIY

                         YEAR      YEAR     YEAR     YEAR     YEAR      YEAR      YEAR      YEAR       YEAR     YEAR
                         ENDED    ENDED    ENDED     ENDED    ENDED    ENDED     ENDED      ENDED     ENDED     ENDED
                       12/31/08  12/31/07 12/31/06 12/31/05 12/31/04  12/31/03  12/31/02  12/31/01   12/31/00 12/31/99
                       -------- --------- -------- -------- -------- --------- --------- ---------- --------- --------
(M-FUND) BRANDES INTERNATIONAL EQUITY FUND - NAV SHARES (units first credited 6-01-2000)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --     19.45    15.53    14.23    11.62      7.98      9.54      11.07     10.00       --
Value at End of Year         --     20.75    19.45    15.53    14.23     11.62      7.98       9.54     11.07       --
No. of Units                 --     1,621    1,757    1,757    1,934        --        --      8,418       901       --
(M-FUND) BUSINESS OPPORTUNITY VALUE FUND - NAV SHARES (units first credited 5-01-2002)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    15.05     14.45    12.85    12.07     9.97      7.78     10.00         --        --       --
Value at End of Year       9.73     15.05    14.45    12.85    12.07      9.97      7.78         --        --       --
No. of Units                 65     2,328    2,122    2,122       --        --        --         --        --       --
(M-FUND) FRONTIER CAPITAL APPRECIATION FUND - NAV SHARES (units first credited 6-01-2000)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    16.21     14.67    12.76    11.23    10.40      6.75      9.15       9.36     10.00       --
Value at End of Year       9.28     16.21    14.67    12.76    11.23     10.40      6.75       9.15      9.36       --
No. of Units                 74     2,196    2,261    2,261    2,328        --        --      4,428       889       --
(M-FUND) TURNER CORE GROWTH FUND - NAV SHARES (units first credited 6-01-2000)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year     9.97      8.24     7.69     6.84     6.23      4.68      6.45       8.56     10.00       --
Value at End of Year       5.02      9.97     8.24     7.69     6.84      6.23      4.68       6.45      8.56       --
No. of Units                126     3,884    3,768    3,768    3,889        --        --      2,076       911       --
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    22.93     22.06    19.32    18.70       --        --        --         --        --       --
Value at End of Year      14.22     22.93    22.06    19.32       --        --        --         --        --       --
No. of Units            277,019   317,034  344,737  378,074       --        --        --         --        --       --
ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    11.57     11.00     10.39      10.00        --       --
Value at End of Year         --        --       --       --    11.97     11.57     11.00      10.39        --       --
No. of Units                 --        --       --       --  408,337   485,910   438,537 15,461,461        --       --
ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    12.86     12.52    12.13    11.97       --        --        --         --        --       --
Value at End of Year      11.37     12.86    12.52    12.13       --        --        --         --        --       --
No. of Units            191,405   219,505  291,881  332,678       --        --        --         --        --       --
AIM V.I. CAPITAL DEVELOPMENT FUND (SHARES MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - SERIES II CLASS SHARES (units first credited 5-01-2002)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     9.93      7.45     10.00         --        --       --
Value at End of Year         --        --       --       --    11.31      9.93      7.45         --        --       --
No. of Units                 --        --       --       --    7,879     7,028     1,958         --        --       --
AIM V.I. PREMIER EQUITY FUND (SHARES MERGED INTO 500 INDEX TRUST B EFF 4-29-05 - SERIES I CLASS SHARES (units first credited 8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     7.29      5.90      8.57       9.92     11.77    10.00
Value at End of Year         --        --       --       --     7.62      7.29      5.90       8.57      9.92    11.77
No. of Units                 --        --       --       --  341,244   411,835   312,091  7,992,587 3,240,530  232,933
BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year     9.43      8.47     7.82     7.41       --        --        --         --        --       --
Value at End of Year       5.35      9.43     8.47     7.82       --        --        --         --        --       --
No. of Units            181,631   207,807  231,650  280,304       --        --        --         --        --       --

Revolution Access

                         YEAR      YEAR     YEAR     YEAR     YEAR      YEAR      YEAR      YEAR       YEAR     YEAR
                         ENDED    ENDED    ENDED     ENDED    ENDED    ENDED     ENDED      ENDED     ENDED     ENDED
                       12/31/08  12/31/07 12/31/06 12/31/05 12/31/04  12/31/03  12/31/02  12/31/01   12/31/00 12/31/99
                       -------- --------- -------- -------- -------- --------- --------- ---------- --------- --------
BOND INDEX FUND (REPLACED BY BOND INDEX TRUST B EFF 4-29-05) (NOW TOTAL BOND MARKET TRUST B) - NAV SHARES (units first credited 5-03-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    12.57     12.28     11.31      10.63      9.63     9.65
Value at End of Year         --        --       --       --    12.91     12.57     12.28      11.31     10.63     9.63
No. of Units                 --        --       --       --  194,689   225,193   266,562  6,267,938   728,698   65,027
CAPITAL APPRECIATION TRUST - NAV SHARES (units first credited 4-28-2006)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year     4.21      3.81     3.71       --       --        --        --         --        --       --
Value at End of Year       2.61      4.21     3.81       --       --        --        --         --        --       --
No. of Units            168,518   228,845  267,557       --       --        --        --         --        --       --
EARNINGS GROWTH FUND (REPLACED BY LARGE CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     3.65      2.96      4.43       7.11     10.00       --
Value at End of Year         --        --       --       --     3.70      3.65      2.96       4.43      7.11       --
No. of Units                 --        --       --       --  305,565   319,627   370,459 12,863,731 1,456,523       --
EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    17.10     13.49     17.58      20.22     22.54    20.31
Value at End of Year         --        --       --       --    18.70     17.10     13.49      17.58     20.22    22.54
No. of Units                 --        --       --       --  194,093   223,257   227,736  6,127,239 1,345,069   96,446
EQUITY-INCOME TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    16.92     16.57    14.09    13.72       --        --        --         --        --       --
Value at End of Year      10.70     16.92    16.57    14.09       --        --        --         --        --       --
No. of Units            113,016   157,044  179,989  233,450       --        --        --         --        --       --
FIDELITY VIP CONTRAFUND (MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - SERVICE CLASS SHARES (units first credited 8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    10.49      8.28      9.25      10.69     11.61    10.00
Value at End of Year         --        --       --       --    11.95     10.49      8.28       9.25     10.69    11.61
No. of Units                 --        --       --       --  220,266   244,427   276,111  6,215,334 2,399,696  258,149
FIDELITY VIP GROWTH (MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - SERVICE CLASS SHARES (units first credited 8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     7.76      5.92      8.59      10.57     12.04    10.00
Value at End of Year         --        --       --       --     7.92      7.76      5.92       8.59     10.57    12.04
No. of Units                 --        --       --       --  271,979   249,293   363,639  8,938,569 3,596,153  277,617
FIDELITY VIP OVERSEAS (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - SERVICE CLASS SHARES (units first credited 8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     8.62      6.10      7.75       9.97     12.48    10.00
Value at End of Year         --        --       --       --     9.66      8.62      6.10       7.75      9.97    12.48
No. of Units                 --        --       --       --  106,274   129,038   146,825  2,147,090 1,171,210   54,981
FINANCIAL INDUSTRIES FUND (REPLACED BY FINANCIAL SERVICES TRUST EFF 4-29-05) - NAV SHARES (units first credited
4-30-1997)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    14.43     11.60     14.58      17.90     14.25    10.00
Value at End of Year         --        --       --       --    15.49     14.43     11.60      14.58     17.90    14.25
No. of Units                 --        --       --       --   77,068    84,305    96,484  2,803,334   930,938   72,037
FINANCIAL SERVICES TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    18.42     20.00    16.44    15.49       --        --        --         --        --       --
Value at End of Year      10.07     18.42    20.00    16.44       --        --        --         --        --       --
No. of Units             40,913    49,663   57,230   59,392       --        --        --         --        --       --
FUNDAMENTAL GROWTH FUND (MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV SHARES (units first credited 8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --       --      6.79      9.86      14.74     15.39    10.00
Value at End of Year         --        --       --       --       --      8.84      6.79       9.86     14.74    15.39
No. of Units                 --        --       --       --       --    98,010   111,626  2,129,465 1,326,702   57,042

Revolution Access

                         YEAR      YEAR     YEAR     YEAR     YEAR      YEAR      YEAR      YEAR       YEAR     YEAR
                         ENDED    ENDED    ENDED     ENDED    ENDED    ENDED     ENDED      ENDED     ENDED     ENDED
                       12/31/08  12/31/07 12/31/06 12/31/05 12/31/04  12/31/03  12/31/02  12/31/01   12/31/00 12/31/99
                       -------- --------- -------- -------- -------- --------- --------- ---------- --------- --------
FUNDAMENTAL VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    11.12      8.75     10.73      11.68     10.43    10.00
Value at End of Year         --        --       --       --    12.70     11.12      8.75      10.73     11.68    10.43
No. of Units                 --        --       --       --  156,269    69,602    74,137  3,925,873   425,196   18,040
FUNDAMENTAL VALUE FUND B (FORMERLY LARGE CAP VALUE CORE SM) (MERGED INTO FUNDAMENTAL VALUE FUND EFF 11-01-04) - NAV
Shares (units first credited 8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --       --      8.13     10.07      10.71     10.31    10.00
Value at End of Year         --        --       --       --       --     10.35      8.13      10.07     10.71    10.31
No. of Units                 --        --       --       --       --   109,963   114,125  3,617,460   629,828   23,034
GLOBAL BOND FUND (REPLACED BY GLOBAL BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    13.85     12.10     10.31      10.60     10.00       --
Value at End of Year         --        --       --       --    15.13     13.85     12.10      10.31     10.60       --
No. of Units                 --        --       --       --   43,411    44,695    49,800  1,000,829        --       --
GLOBAL BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    15.60     14.41    13.86    15.13       --        --        --         --        --       --
Value at End of Year      14.73     15.60    14.41    13.86       --        --        --         --        --       --
No. of Units             39,401    32,983   37,605   57,608       --        --        --         --        --       --
GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05) (NOW GROWTH & INCOME TRUST) - NAV SHARES
(units first credited 11-01-2000)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     6.95      5.66      7.36       8.82     10.00       --
Value at End of Year         --        --       --       --     7.61      6.95      5.66       7.36      8.82       --
No. of Units                 --        --       --       --  423,400   512,057   275,658 32,350,307    26,057       --
GROWTH & INCOME TRUST (MERGED INTO OPTIMIZED ALL CAP TRUST EFF 4-25-08) - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --      9.12     8.19     7.61       --        --        --         --        --       --
Value at End of Year         --      9.37     9.12     8.19       --        --        --         --        --       --
No. of Units                 --   236,761  283,233  347,619       --        --        --         --        --       --
HEALTH SCIENCES FUND (REPLACED BY HEALTH SCIENCES TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    10.00      7.69      9.73      10.00        --       --
Value at End of Year         --        --       --       --    10.98     10.00      7.69       9.73        --       --
No. of Units                 --        --       --       --   26,112    35,303    39,366    768,568        --       --
HEALTH SCIENCES TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    15.88     13.65    12.75    10.98       --        --        --         --        --       --
Value at End of Year      11.00     15.88    13.65    12.75       --        --        --         --        --       --
No. of Units             16,904    20,426   17,016   17,434       --        --        --         --        --       --
HIGH YIELD BOND FUND (REPLACED BY HIGH YIELD TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     9.90      8.60      9.12       9.04     10.27    10.05
Value at End of Year         --        --       --       --    10.57      9.90      8.60       9.12      9.04    10.27
No. of Units                 --        --       --       --  174,462   178,389   104,665  2,743,225   522,500   26,664
HIGH YIELD TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    11.87     11.82    10.84    10.57       --        --        --         --        --       --
Value at End of Year       8.26     11.87    11.82    10.84       --        --        --         --        --       --
No. of Units            202,989   144,776  168,655  176,236       --        --        --         --        --       --
INTERNATIONAL EQUITY INDEX FUND (REPLACED BY INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2002)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     9.49      6.77     10.00         --        --       --
Value at End of Year         --        --       --       --    11.27      9.49      6.77         --        --       --
No. of Units                 --        --       --       --  107,710   108,630    45,115         --        --       --

Revolution Access

                         YEAR      YEAR     YEAR     YEAR     YEAR      YEAR      YEAR      YEAR       YEAR     YEAR
                         ENDED    ENDED    ENDED     ENDED    ENDED    ENDED     ENDED      ENDED     ENDED     ENDED
                       12/31/08  12/31/07 12/31/06 12/31/05 12/31/04  12/31/03  12/31/02  12/31/01   12/31/00 12/31/99
                       -------- --------- -------- -------- -------- --------- --------- ---------- --------- --------
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    18.67     16.33    13.01    11.29       --        --        --         --        --       --
Value at End of Year      10.26     18.67    16.33    13.01       --        --        --         --        --       --
No. of Units            136,267   172,852  202,239  206,153       --        --        --         --        --       --
JANUS ASPEN GLOBAL TECHNOLOGY (MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - SERVICE CLASS SHARES (units first credited 5-01-2003)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    13.67     10.04        --         --        --       --
Value at End of Year         --        --       --       --    13.58     13.67        --         --        --       --
No. of Units                 --        --       --       --    1,878     1,475        --         --        --       --
JANUS ASPEN WORLDWIDE GROWTH (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - SERVICE CLASS SHARES
(units first credited 11-01-2000)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     6.19      5.07      6.90       9.03     10.00       --
Value at End of Year         --        --       --       --     6.39      6.19      5.07       6.90      9.03       --
No. of Units                 --        --       --       --   14,498    19,923    50,811  1,848,378    25,541       --
LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-2005) - NAV SHARES (units first credited 5-01-2001)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     7.19      5.79      8.13      10.00        --       --
Value at End of Year         --        --       --       --     7.41      7.19      5.79       8.13        --       --
No. of Units                 --        --       --       --  297,191   113,270    20,535  4,989,946        --       --
LARGE CAP GROWTH FUND B (FORMERLY LARGE CAP AGGRESSIVE GROWTH FUND) (MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) -
NAV Shares (units first credited 8-10-1999)
Value at Start of Year       --        --       --       --       --      5.48      8.09       9.60     11.97    10.00
Value at End of Year         --        --       --       --       --      7.13      5.48       8.09      9.60    11.97
No. of Units                 --        --       --       --       --    88,132    99,325  3,304,891 1,086,306   76,962
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - NAV SHARES (units first credited
4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --     3.70       --        --        --         --        --       --
Value at End of Year         --        --       --     3.71       --        --        --         --        --       --
No. of Units                 --        --       --  290,146       --        --        --         --        --       --
LARGE CAP VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    12.08      9.75     11.38      10.00        --       --
Value at End of Year         --        --       --       --    13.72     12.08      9.75      11.38        --       --
No. of Units                 --        --       --       --  154,109   140,095   121,869  3,438,978        --       --
LIFESTYLE BALANCED TRUST - NAV SHARES (units first credited 11-07-2008)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year     8.49        --       --       --       --        --        --         --        --       --
Value at End of Year       8.40        --       --       --       --        --        --         --        --       --
No. of Units            168,545        --       --       --       --        --        --         --        --       --
MANAGED FUND (MERGED INTO MANAGED TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     9.41      8.00      9.34       9.73     10.00       --
Value at End of Year         --        --       --       --    10.05      9.41      8.00       9.34      9.73       --
No. of Units                 --        --       --       --  524,783   589,740   588,077 61,363,128   286,432       --
MANAGED TRUST (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-7-08) - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --     10.82    10.19    10.05       --        --        --         --        --       --
Value at End of Year         --     10.90    10.82    10.19       --        --        --         --        --       --
No. of Units                 --   295,262  367,040  428,195       --        --        --         --        --       --
MFS INVESTORS GROWTH STOCK FUND (MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - INITIAL CLASS SHARES (units first credited 8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     7.46      6.14      8.58      11.45     12.36    10.00
Value at End of Year         --        --       --       --     8.05      7.46      6.14       8.58     11.45    12.36
No. of Units                 --        --       --       --   99,652   120,170   131,699  2,881,024 1,176,147   67,322

Revolution Access

                         YEAR      YEAR     YEAR     YEAR     YEAR      YEAR      YEAR      YEAR       YEAR     YEAR
                         ENDED    ENDED    ENDED     ENDED    ENDED    ENDED     ENDED      ENDED     ENDED     ENDED
                       12/31/08  12/31/07 12/31/06 12/31/05 12/31/04  12/31/03  12/31/02  12/31/01   12/31/00 12/31/99
                       -------- --------- -------- -------- -------- --------- --------- ---------- --------- --------
MFS NEW DISCOVERY FUND (MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - INITIAL CLASS SHARES (units first credited
5-01-2001)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    12.35      9.35     13.85      14.77     15.26    10.01
Value at End of Year         --        --       --       --    12.99     12.35      9.35      13.85     14.77    15.26
No. of Units                 --        --       --       --   58,387    69,804    97,919  1,556,670   877,857   17,011
MFS RESEARCH FUND (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - INITIAL CLASS SHARES (units first credited 8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     7.95      6.46      8.67      11.14     11.86    10.00
Value at End of Year         --        --       --       --     9.10      7.95      6.46       8.67     11.14    11.86
No. of Units                 --        --       --       --   73,957   121,249   129,844  1,779,879   816,216   69,186
MID CAP GROWTH FUND (REPLACED BY MID CAP STOCK TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    23.49     16.19     20.79      20.47     18.98    18.07
Value at End of Year         --        --       --       --    25.90     23.49     16.19      20.79     20.47    18.98
No. of Units                 --        --       --       --   24,926    26,464    23,608  1,194,003   191,414    8,624
MID CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    13.99     13.17    12.15    11.31       --        --        --         --        --       --
Value at End of Year       8.79     13.99    13.17    12.15       --        --        --         --        --       --
No. of Units             15,370    14,298   13,536   17,674       --        --        --         --        --       --
MID CAP STOCK TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    41.30     33.84    30.14    25.90       --        --        --         --        --       --
Value at End of Year      22.94     41.30    33.84    30.14       --        --        --         --        --       --
No. of Units             20,517    24,513   23,070   22,331       --        --        --         --        --       --
MID CAP VALUE B FUND (FORMERLY SMALL/MIDCAP CORE FUND) (MERGED INTO MID VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    15.68     10.94     13.06      13.16     12.73    11.00
Value at End of Year         --        --       --       --    18.39     15.68     10.94      13.06     13.16    12.73
No. of Units                 --        --       --       --   51,680    37,695    38,364    947,569   244,652    5,452
MID CAP VALUE FUND (MERGED INTO MID CAP VALUE B FUND EFF 11-01-04) - NAV SHARES (units first credited 5-01-2003)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --       --     10.00        --         --        --       --
Value at End of Year         --        --       --       --       --     13.56        --         --        --       --
No. of Units                 --        --       --       --       --     9,911        --         --        --       --
MID VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    23.01     23.18    19.50    18.39       --        --        --         --        --       --
Value at End of Year      14.85     23.01    23.18    19.50       --        --        --         --        --       --
No. of Units             24,209    30,479   35,623   49,048       --        --        --         --        --       --
MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    10.12     10.15     10.12      10.00        --       --
Value at End of Year         --        --       --       --    10.10     10.12     10.15      10.12        --       --
No. of Units                 --        --       --       --  372,430   599,850 1,730,462 20,983,009        --       --
MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    11.00     10.62    10.27    10.10       --        --        --         --        --       --
Value at End of Year      11.09     11.00    10.62    10.27       --        --        --         --        --       --
No. of Units            899,406 1,039,236  260,630  367,803       --        --        --         --        --       --
OPTIMIZED ALL CAP TRUST - NAV SHARES (units first credited 4-25-2008)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year     8.56        --       --       --       --        --        --         --        --       --
Value at End of Year       5.11        --       --       --       --        --        --         --        --       --
No. of Units            141,716        --       --       --       --        --        --         --        --       --

Revolution Access

                         YEAR      YEAR     YEAR     YEAR     YEAR      YEAR      YEAR      YEAR       YEAR     YEAR
                         ENDED    ENDED    ENDED     ENDED    ENDED    ENDED     ENDED      ENDED     ENDED     ENDED
                       12/31/08  12/31/07 12/31/06 12/31/05 12/31/04  12/31/03  12/31/02  12/31/01   12/31/00 12/31/99
                       -------- --------- -------- -------- -------- --------- --------- ---------- --------- --------
OVERSEAS EQUITY B FUND (MERGED INTO OVERSEAS EQUITY TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-15-2001)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     8.79      6.72      8.33      10.00        --       --
Value at End of Year         --        --       --       --     9.64      8.79      6.72       8.33        --       --
No. of Units                 --        --       --       --  221,618   118,153   138,039    569,205        --       --
OVERSEAS EQUITY C FUND (FORMERLY EMERGING MARKETS EQUITY FUND) (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV
SHARES (units first credited
5-01-2001)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --       --      9.07      9.85      10.00        --       --
Value at End of Year         --        --       --       --       --     14.06      9.07       9.85        --       --
No. of Units                 --        --       --       --       --    49,956    88,944    234,786        --       --
OVERSEAS EQUITY FUND (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV SHARES (units first credited 8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --       --      9.96     10.76      11.65     12.98    12.24
Value at End of Year         --        --       --       --       --     13.75      9.96      10.76     11.65    12.98
No. of Units                 --        --       --       --       --    69,540    67,279    656,380   158,065    4,357
OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    14.81     13.33    11.27     9.64       --        --        --         --        --       --
Value at End of Year       8.48     14.81    13.33    11.27       --        --        --         --        --       --
No. of Units            132,741   157,886  185,467  191,693       --        --        --         --        --       --
REAL ESTATE EQUITY FUND (REPLACED BY REAL ESTATE SECURITIES TRUST EFF 4-29-05) - NAV SHARES (units first credited
11-01-2000)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --       --     11.44     11.43      10.95     10.00       --
Value at End of Year         --        --       --       --       --     15.47     11.44      11.43     10.95       --
No. of Units                 --        --       --       --       --    49,838    49,978  1,947,999     6,226       --
REAL ESTATE SECURITIES TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    26.31     31.55    23.24    20.85       --        --        --         --        --       --
Value at End of Year      15.75     26.31    31.55    23.12       --        --        --         --        --       --
No. of Units             12,560    16,841   36,706   53,930       --        --        --         --        --       --
SHORT-TERM BOND FUND (MERGED INTO SHORT-TERM BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    15.04     14.82     14.20      13.30     12.48    12.34
Value at End of Year         --        --       --       --    15.07     15.04     14.82      14.20     13.30    12.48
No. of Units                 --        --       --       --  214,793   248,240   297,121  4,685,429   619,135   32,658
SHORT-TERM BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    16.01     15.70    15.20    15.07       --        --        --         --        --       --
Value at End of Year      12.82     16.01    15.70    15.20       --        --        --         --        --       --
No. of Units             57,017    77,874  127,591  157,049       --        --        --         --        --       --
SMALL CAP EMERGING GROWTH FUND (MERGED INTO SMALL CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited
11-01-2000)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --     8.23      5.60      7.90       8.30     10.00       --
Value at End of Year         --        --       --       --     8.90      8.23      5.60       7.90      8.30       --
No. of Units                 --        --       --       --  158,357    30,850    14,179  1,037,065     3,064       --
SMALL CAP GROWTH FUND (MERGED INTO SMALL CAP EMERGING GROWTH FUND EFF 11-01-04) - NAV SHARES (units first credited
8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --     9.81    14.19     16.44     21.19      14.27        --       --
Value at End of Year         --        --       --    12.39     9.81     14.19     16.44      21.19        --       --
No. of Units                 --        --       --  104,739  117,669 3,202,945 1,185,945     66,426        --       --
SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    13.01     11.56    10.31     8.90       --        --        --         --        --       --
Value at End of Year       7.77     13.01    11.56    10.31       --        --        --         --        --       --
No. of Units            104,313   124,910  116,672  119,154       --        --        --         --        --       --

Revolution Access

                         YEAR      YEAR     YEAR     YEAR     YEAR      YEAR      YEAR      YEAR       YEAR     YEAR
                         ENDED    ENDED    ENDED     ENDED    ENDED    ENDED     ENDED      ENDED     ENDED     ENDED
                       12/31/08  12/31/07 12/31/06 12/31/05 12/31/04  12/31/03  12/31/02  12/31/01   12/31/00 12/31/99
                       -------- --------- -------- -------- -------- --------- --------- ---------- --------- --------
SMALL CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    14.03     14.51    12.49    12.99       --        --        --         --        --       --
Value at End of Year       9.19     14.03    14.51    12.49       --        --        --         --        --       --
No. of Units             35,294    43,062   51,976   61,580       --        --        --         --        --       --
SMALL CAP VALUE FUND (MERGED INTO SMALL CAP VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    20.54     15.07     16.31      13.87     10.46    10.00
Value at End of Year         --        --       --       --    25.43     20.54     15.07      16.31     13.87    10.46
No. of Units                 --        --       --       --  110,610   115,393   125,547  4,203,442   652,162   13,758
SMALL CAP VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    31.01     32.34    27.44    25.43       --        --        --         --        --       --
Value at End of Year      22.64     31.01    32.34    27.44       --        --        --         --        --       --
No. of Units             38,595    59,049   86,705   99,253       --        --        --         --        --       --
TOTAL BOND MARKET TRUST B (FORMERLY BOND INDEX TRUST B) - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    14.20     13.42    13.06    12.91       --        --        --         --        --       --
Value at End of Year      14.84     14.20    13.42    13.06       --        --        --         --        --       --
No. of Units            114,611   107,339  137,512  169,358       --        --        --         --        --       --
TOTAL RETURN BOND FUND (REPLACED BY TOTAL RETURN TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year       --        --       --       --    10.11     10.00        --         --        --       --
Value at End of Year         --        --       --       --    10.46     10.11        --         --        --       --
No. of Units                 --        --       --       --   32,735    17,970        --         --        --       --
TOTAL RETURN TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    11.67     10.88    10.63    10.46       --        --        --         --        --       --
Value at End of Year      11.84     11.67    10.88    10.63       --        --        --         --        --       --
No. of Units            110,954    28,872   32,758   33,474       --        --        --         --        --       --
TOTAL STOCK MARKET INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Revolution Access Contracts with no Optional Benefits
Value at Start of Year    15.07     14.51    12.74    12.50       --        --        --         --        --       --
Value at End of Year       9.35     15.07    14.51    12.74       --        --        --         --        --       --
No. of Units            115,650   144,007  168,236  215,926       --        --        --         --        --       --